UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 26, 2013

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-160093	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch St., 17th Floor Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 243-9000

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As of July 26, 2013, Independence Realty Trust, Inc. (the “Company”), Independence Realty Operating Partnership, LP (the “Operating Partnership”) and Independence Realty Advisors, LLC (the “Advisor”) entered into the First Amendment (the “Advisory Agreement Amendment”) to the Second Amended and Restated Advisory Agreement dated May 7, 2013 among the Company, the Operating Partnership and the Advisor. The Advisory Agreement Amendment, which is retroactive to April 1, 2013, provides that the gross assets attributable to the eight properties in the Company’s existing property portfolio are excluded from the computation of the base management fee payable to the Advisor.

As of July 26, 2013, the Company, the Operating Partnership, RAIT Financial Trust (“RAIT”) and the other RAIT parties named therein entered into a Registration Rights Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, RAIT and the RAIT parties will be entitled to require the Company to register their shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), under the Securities Act of 1933, as amended, under specified circumstances.

Copies of the Advisory Agreement Amendment and the Registration Rights Agreement are filed as Exhibits 10.1 and 10.2 to this report, respectively, and are incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of July 29, 2013, the board of directors of the Company (the “Board”) deemed advisable and submitted to affiliates of RAIT (the “RAIT Stockholders”) holding, in the aggregate, over 99% of the outstanding Common Stock, an amendment and restatement of the Independence Realty Trust, Inc. Long Term Incentive Plan (the “A&R LTIP”). The RAIT Stockholders consented to the A&R LTIP as of July 29, 2013 and so the A&R LTIP became effective as of July 29, 2013. This amendment and restatement reduced the number of shares of Common Stock issuable pursuant to the A&R LTIP from 2,000,000 shares to 800,000 shares.

A copy of the A&R LTIP is filed as Exhibit 10.3 to this report and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The disclosure under Item 5.02 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

Date: August 1, 2013	By:	/s/ JAMES J. SEBRA

James J. Sebra
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

10.1	First Amendment dated as of July 26, 2013 to the Second Amended and Restated Advisory Agreement dated May 7, 2013 among Independence Realty Trust, Inc., Independence Realty Operating Partnership, LP and Independence Realty Advisors, LLC.

10.2	Registration Rights Agreement dated as of July 26, 2013 among Independence Realty Trust, Inc., Independence Realty Operating Partnership, LP, RAIT Financial Trust and the other RAIT Parties named therein.

10.3	Independence Realty Trust, Inc. Long Term Incentive Plan (as amended and restated as of July 29, 2013).